UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2008

SILVER STATE BANCORP

(Exact name of registrant as specified in its charter)

Nevada	001-33592	88-0456212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 SOUTH GREEN VALLEY PARKWAY, HENDERSON, NEVADA 89012

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 433-8300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURES.

On March 6, 2008, Silver State Bancorp (the “Company”) issued a press release stating that, on March 11, 2008, it is scheduled to present in an investor conference in San Francisco, California, sponsored by Sandler O’Neill + Partners, L.P., which will be simultaneously webcast and available on the Company’s website, www.silverstatebancorp.com. The press release is attached as Exhibit 99.1

The presentation webcast will be archived on the Company’s website and will be available for 60 days after the event beginning Wednesday, March 12, 2008. The conference will also be available via audio conference. Participants may access the call by dialing 800.291.9234 using the pass code Session I.

Slide presentation which will be used during the Company’s presentation is attached as Exhibit 99.2.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following Exhibit is filed as part of this report.

Exhibit 99.1 Press Release issued by Silver State Bancorp on March 6, 2008.

Exhibit 99.2 Slide presentation used during the presentation made on March 11, 2008 by Silver State Bancorp in an investor conference sponsored by Sandler O’Neill + Partners, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STATE BANCORP

	By:	/s/ Michael J. Threet
Michael J. Threet
Chief Financial Officer
Chief Operations Officer
Dated: March 7, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Silver State Bancorp on March 6, 2008.

99.2	Slide presentation used during the presentation made on March 11, 2008 by Silver State Bancorp in an investor conference sponsored by Sandler O’Neill + Partners, L.P.